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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                   May 7, 1996
                             -----------------------

                             The Caldor Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


             Delaware                    1-10745                 06-1282044
- -------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
         incorporation)                                      Identification No.)

 20 Glover Avenue, Norwalk, Connecticut                          06856-5620
- ----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

                                 (203) 846-1641
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.           OTHER EVENTS.

AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT.

Pursuant to an Amendment Letter Agreement, dated April 24, 1996 (the "Amendment"), among The Caldor Corporation, as Borrower (the "Company"), certain of its subsidiaries, as guarantors (the "Guarantors"), the Banks party thereto and Chemical Bank, as agent (the "Agent"), the Company requested certain amendments to the Amended and Restated Revolving Credit and Guaranty Agreement dated as of October 17, 1995 (the "Agreement") among the Company, the Guarantors, the Banks party thereto and the Agent. As of May 7, 1996, the requisite number of Banks approved the Amendment. The Amendment, among other things, permitted the Company to (i) sell inventory at twelve retail locations in store closing sales, provided that the liens in favor of the Agent on such inventory attach to the proceeds of such sales, (ii) increase from $10,000,000 to $18,500,000 payments or transfers of property to be made to vendors for reclamation claims, provided that, before any payment is made or property is transferred in an aggregate amount in excess of $10,000,000, the Bankruptcy Court shall have entered an order satisfactory to the Agent approving such payment or transfer, and (iii) adjust the delivery schedule of certain financial statements, financial projections and cash flows reports.

This summary does not purport to be complete and is qualified in its entirety by reference to the Amendment Letter Agreement, a copy of which is attached hereto as Exhibit 99.1.

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                    ITEM 7:      FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS

(C)      EXHIBITS:

         EXHIBIT NUMBER                             DESCRIPTION
         --------------                             -----------
                  99.1                      Amendment Letter Agreement dated
                                            April 24, 1996 to the Amended and
                                            Restated Revolving Credit and
                                            Guaranty Agreement dated as of
                                            October 17, 1995 among The Caldor
                                            Corporation, as borrower, certain of
                                            its subsidiaries, as guarantors, the
                                            banks party thereto and
                                            Chemical Bank, as agent.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE CALDOR CORPORATION
                                            (Registrant)


Date:  June 6, 1996                             By: /s/ Bennett S. Gross
                                                ---------------------
                                                     Bennett S. Gross
                                                     Vice President


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                  DESCRIPTION                                        PAGE NUMBER
- --------------                  -----------                                        -----------
         99.1              Amendment Letter Agreement dated April 24, 1996 to
                           the Amended and Restated Revolving Credit and
                           Guaranty Agreement dated as of October 17, 1995 among
                           The Caldor Corporation, as borrower, certain of its
                           subsidiaries, as guarantors, the banks party thereto
                           and Chemical Bank, as agent.

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